UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 9, 2022
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On December 9, 2022, the Federal Home Loan Bank of Boston’s (the Bank’s) board of directors (the Board) declared four individuals elected, or deemed elected, in the Bank’s 2022 election of directors (the Annual Director Election), each with a term to begin January 1, 2023 and end December 31, 2026. The Board is constituted of member and independent directors who are elected by the Bank’s members, as discussed under Item 10 — Directors, Executive Officers, and Corporate Governance of the Bank’s 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2022 (the 2021 Annual Report).

These elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932 (the Act) and the related regulations (the Applicable Regulations) of the Federal Housing Finance Agency (FHFA), the Bank’s primary regulator. For a description of the Bank’s director election process, see Item 10 — Directors, Executive Officers, and Corporate Governance of the 2021 Annual Report.

The Board declared the following individuals elected as member directors (the Member Directors-elect):

•Kevin D. Miller, chief operating officer and chief financial officer of Profile Bank, in Rochester, New Hampshire, elected to fill a member directorship designated for the state of New Hampshire; and

•Caroline R. Carpenter, president and chief executive officer of National Bank of Middlebury in Middlebury, Vermont, elected to fill a member directorship designated for the state of Vermont.

Since Ms. Carpenter was the only nominee for the Vermont member directorship, the Bank issued a Current Report on Form 8-K on October 13, 2022 (after the nomination period closed), announcing that Ms. Carpenter had been “deemed” elected, as provided in the Applicable Regulations.

In addition to the Member Directors-elect, after reviewing the results of the members’ votes in the independent director election, the Board declared the following individuals elected as independent directors, with Mr. Tourigny elected as a public interest independent director, (together with the Member Directors-elect, the Directors-elect):

•Duncan Barnard, chief internal auditor of CLS Bank in New York, New York; and

•Robert Tourigny executive director of NeighborWorks Southern New Hampshire in Manchester, New Hampshire.

The Board has not yet determined on which committees the Directors-elect will serve in 2023. The Bank expects to compensate the Member Directors-elect under the 2023 Director Compensation Policy.

Pursuant to the Applicable Regulations, the Bank’s member directors, including the Member Directors-elect, serve as officers or directors of Bank members. The Bank is a cooperative and conducts business primarily with its members, which are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Act and the Applicable Regulations, the Bank may conduct business with members whose officers or directors serve on the Board, including:

•extending credit in the ordinary course of business to such members, on market terms that are no more favorable to such members than the terms of comparable transactions with other members;

•purchasing short- and long-term investments, at market rates, from such members or their affiliates;

•entering into interest-rate-exchange agreements on market terms with affiliates of such members as counterparties; and

•providing affordable housing benefits in conjunction with such members, or affiliates of such members, on terms and conditions that are no more favorable to such members than the terms and conditions of comparable transactions with other members.

All of the foregoing transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see Item 13 — Certain Relationships and Related Transactions, and Director Independence of the 2021 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Director Election was conducted online. No in-person meeting of the members was held in connection with the Annual Director Election. The Board declared the results final on December 9, 2022, as described in Item 5.02 of this Current Report.

Member Director Elections

As discussed in Item 5.02 of this Current Report, the Bank conducted an election for one member director in Vermont, which did not require balloting, and one member director in New Hampshire. The following is a tally of the vote for the directorship in New Hampshire:

New Hampshire (NH)
	Number of NH Members Voting in Election (Total Ballots Received)	21
	Percent of NH Members Voting in Election	67.7%
	Total Number of Eligible Votes in NH (Potential for one position)	224,388

Name	Member	Number of Votes Received
Kevin D. Miller (elected)	Chief Operating Officer and Chief Financial Officer Profile Bank, Rochester, New Hampshire	106,585
Christopher Logan	President and Chief Executive Officer Bank of New Hampshire, Laconia, New Hampshire	39,286

Independent Director Election

As discussed in Item 5.02 of this Current Report, the Bank conducted elections for two independent directors, with one of those being a public interest independent directorship. Under the Applicable Regulations, in an election for an independent directorship, when the number of nominees is equal to the number of independent directorships to be filled, a candidate for an independent directorship must receive at least 20 percent of the number of votes eligible to be cast in the election in order to be elected. The results of the votes for the independent director candidates are as follows:

INDEPENDENT DIRECTORS
	Number of Members Voting in Election (Total Ballots Received)	123
	Total Number of Eligible Votes (Potential)	3,559,754
	FHFA 20% Threshold Requirement	711,951

Name	Affiliation	Number of Votes Received
Duncan Barnard (elected)	Chief Internal Auditor CLS Bank New York, New York	1,072,659
Robert Tourigny (elected to public interest independent directorship)	Executive Director NeighborWorks Southern New Hampshire Manchester, New Hampshire	1,155,336

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 9, 2022	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President, Chief Operating Officer and Chief Financial Officer